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                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549
                   ________________________________________



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 2, 1995



                           THE MONTANA POWER COMPANY
            (Exact name of registrant as specified in its charter)


           Montana                     1-4566              81-0170530
(State or other jurisdiction         (Commission       (IRS Employer
     of incorporation)               File Number)      Identification No.)


                    40 East Broadway, Butte, Montana 59701
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code (406) 723-5421

                       Exhibit Index is found on page 3.

ITEM 7.    Exhibits

 21a Preliminary Condensed Balance Sheet at December 31, 1994 and 1993.

 21b       Preliminary Consolidated Statement of Income for the
           Quarters Ended December 31, 1994 and 1993.

 21c       Preliminary Consolidated Statement of Income for the
           Years Ended December 31, 1994 and 1993.

                                 Exhibit Index

Exhibit                                                            Page

  21a               Preliminary Condensed Balance Sheet
                    at December 31, 1994 and 1993.                    4

  21b               Preliminary Consolidated Statement of
                    Income for the Quarters Ended
                    December 31, 1994 and 1993.                       5

  21c               Preliminary Consolidated Statement of
                    Income for the Years Ended
                    December 31, 1994 and 1993.                       6

                                                                               Exhibit 21a

                        THE MONTANA POWER COMPANY AND SUBSIDIARIES
                            PRELIMINARY CONDENSED BALANCE SHEET
                                                         December 31,      December 31,
                                                             1994              1993
                                                              Thousands of Dollars
Assets:

Utility and Other Plant. . . . . . . . . . . . . . .     $  1,992,239      $  1,904,462
Plant under Construction . . . . . . . . . . . . . .           79,510            38,966
Less - accumulated depreciation and depletion. . . .          619,195           572,141
                                                            1,452,554         1,371,287

Entech Property. . . . . . . . . . . . . . . . . . .          530,167           526,692
Less - accumulated depreciation and depletion. . . .          189,926           182,129
                                                              340,241           344,563

Independent Power Group. . . . . . . . . . . . . . .           70,253            70,198
Less - accumulated depreciation. . . . . . . . . . .           17,560            16,822
                                                               52,693            53,376

Miscellaneous Investments. . . . . . . . . . . . . .          104,110            96,985
Current Assets . . . . . . . . . . . . . . . . . . .          294,630           269,866
Deferred Charges . . . . . . . . . . . . . . . . . .          268,469           249,950

                                                         $  2,512,697      $  2,386,027



Liabilities:

Common Shareholders' Equity. . . . . . . . . . . . .     $    955,520      $    911,232
Preferred Stock. . . . . . . . . . . . . . . . . . .          101,416           101,419
Long-term Debt . . . . . . . . . . . . . . . . . . .          588,876           571,870
                                                            1,645,812         1,584,521

Current Liabilities. . . . . . . . . . . . . . . . .          313,068           288,223
Deferred Income Taxes and Credits. . . . . . . . . .          553,817           513,283

                                                         $  2,512,697      $  2,386,027


The accompanying note is an integral part of these financial statements.

                                                                               Exhibit 21b

                        THE MONTANA POWER COMPANY AND SUBSIDIARIES
                       PRELIMINARY CONSOLIDATED STATEMENT OF INCOME
                                                                  Quarter Ended
                                                                   December 31,
                                                             1994              1993
                                                              Thousands of Dollars
Utility Operating Revenues:
    Electric . . . . . . . . . . . . . . . . . . .       $    128,111      $    132,341
    Natural Gas. . . . . . . . . . . . . . . . . .             38,331            36,677
      Total                                                   166,442           169,018

Utility Operating Expenses:
    Operation. . . . . . . . . . . . . . . . . . .             68,508            65,030
    Purchased Gas. . . . . . . . . . . . . . . . .              5,627             6,180
    Fuel for Electric Generation . . . . . . . . .             10,493             9,639
    Depreciation and Depletion . . . . . . . . . .             12,042            11,520
    Taxes-Other than Income Taxes. . . . . . . . .             14,228            13,255
    Income Taxes . . . . . . . . . . . . . . . . .             18,050            19,903
      Total                                                   128,948           125,527

Utility Operating Income . . . . . . . . . . . . .             37,494            43,491
Other Income and Expenses:
    Interest and Dividend Income and Other . . . .              1,146               351
    Income Taxes Applicable to Other Income. . . .                 41                64
      Total                                                     1,187               415

Interest Charges:
    Interest on Long-Term Debt . . . . . . . . . .              9,599            11,045
    Other Interest . . . . . . . . . . . . . . . .              1,240               903
      Total                                                    10,839            11,948

Income from Utility Operations . . . . . . . . . .             27,842            31,958

Entech Operations:
    Revenues . . . . . . . . . . . . . . . . . . .            110,242           108,603

    Cost of Sales. . . . . . . . . . . . . . . . .             63,399            61,538
    Taxes-Other than Income Taxes. . . . . . . . .             10,790            10,899
    Depreciation and Depletion . . . . . . . . . .              8,268             8,020
    Selling, General and Administrative. . . . . .             11,331            10,023
    Interest . . . . . . . . . . . . . . . . . . .                233               508
    Other-Net. . . . . . . . . . . . . . . . . . .                788            (6,855)
    Income Taxes . . . . . . . . . . . . . . . . .              1,537             6,913
      Total                                                    96,346            91,046

Income from Entech Operations. . . . . . . . . . .             13,896            17,557

Independent Power Group Operations:
    Revenues . . . . . . . . . . . . . . . . . . .             25,413            29,208
    Expenses . . . . . . . . . . . . . . . . . . .             21,727            28,598
Income from Independent
    Power Group Operations . . . . . . . . . . . .              3,686               610

Consolidated Net Income. . . . . . . . . . . . . .             45,424            50,125
Dividends on Preferred Stock . . . . . . . . . . .              1,807             1,511
Net Income Available for Common Stock. . . . . . .       $     43,617      $     48,614
Net Income Per Share of Common Stock . . . . . . .       $       0.82      $       0.93

Average Number of Shares Outstanding (000) . . . .             53,498            52,404

The accompanying note is an integral part of these financial statements.
/TABLE

                                                                               Exhibit 21c

                        THE MONTANA POWER COMPANY AND SUBSIDIARIES
                       PRELIMINARY CONSOLIDATED STATEMENT OF INCOME
                                                               Twelve Months Ended
                                                                   December 31,
                                                             1994              1993
                                                              Thousands of Dollars
Utility Operating Revenues:
    Electric . . . . . . . . . . . . . . . . . . .       $    432,909      $    433,602
    Natural Gas. . . . . . . . . . . . . . . . . .            107,812           111,288
      Total                                                   540,721           544,890

Utility Operating Expenses:
    Operation. . . . . . . . . . . . . . . . . . .            254,533           245,896
    Purchased Gas. . . . . . . . . . . . . . . . .             17,782            24,399
    Fuel for Electric Generation . . . . . . . . .             36,755            33,338
    Depreciation and Depletion . . . . . . . . . .             48,083            46,056
    Taxes-Other than Income Taxes. . . . . . . . .             55,923            51,729
    Income Taxes . . . . . . . . . . . . . . . . .             33,245            37,505
      Total                                                   446,321           438,923

Utility Operating Income . . . . . . . . . . . . .             94,400           105,967
Other Income and Expenses:
    Interest and Dividend Income and Other . . . .              3,947               839
    Income Taxes Applicable to Other Income. . . .                 74               141
      Total                                                     4,021               980

Interest Charges:
    Interest on Long-Term Debt . . . . . . . . . .             39,986            44,359
    Other Interest . . . . . . . . . . . . . . . .              3,026             2,526
      Total                                                    43,012            46,885

Income from Utility Operations . . . . . . . . . .             55,409            60,062

Entech Operations:
    Revenues . . . . . . . . . . . . . . . . . . .            420,580           410,451

    Cost of Sales. . . . . . . . . . . . . . . . .            240,329           240,701
    Taxes-Other than Income Taxes. . . . . . . . .             41,361            38,933
    Depreciation and Depletion . . . . . . . . . .             33,058            31,653
    Selling, General and Administrative. . . . . .             42,694            38,256
    Interest . . . . . . . . . . . . . . . . . . .              1,425             2,284
    Other-Net. . . . . . . . . . . . . . . . . . .                235            (5,829)
    Income Taxes . . . . . . . . . . . . . . . . .             13,590            17,263
      Total                                                   372,692           363,261

Income from Entech Operations. . . . . . . . . . .             47,888            47,190

Independent Power Group Operations:
    Revenues . . . . . . . . . . . . . . . . . . .             89,575           120,255
    Expenses . . . . . . . . . . . . . . . . . . .             79,280           120,296
Income (Loss) from Independent
    Power Group Operations . . . . . . . . . . . .             10,295               (41)

Consolidated Net Income. . . . . . . . . . . . . .            113,592           107,211
Dividends on Preferred Stock . . . . . . . . . . .              7,227             4,353
Net Income Available for Common Stock. . . . . . .       $    106,365      $    102,858
Net Income Per Share of Common Stock . . . . . . .       $       2.00      $       1.98

Average Number of Shares Outstanding (000) . . . .             53,125            52,040

The accompanying note is an integral part of these financial statements.
/TABLE

          Notes to the Preliminary Consolidated Financial Statements


NOTE 1 - Summary of Significant Accounting Policies

      On August 1, 1994, the Independent Power Group sold 50% of its wholly owned subsidiary, North American Energy Services Company (NAES). As a result of the sale, NAES, which was previously consolidated, will be included in the IPG operations on the equity basis of accounting as of January 1, 1994.

      Certain reclassifications have been made to the prior year balance sheet amounts to make them comparable to the 1994 presentation. These changes had no impact on previously reported results of operations or shareholders' equity.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           THE MONTANA POWER COMPANY
                                                  (Registrant)

                                       By  /s/ J. P. Pederson

                                           J. P. Pederson
                                           Vice President and Chief Financial
                                             Officer

Dated:  February 2, 1995